EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form 8-K of our report dated February 10, 1996, relating to the consolidated financial statements of NuCom Systems, Inc., for the year ended December 31, 1995 and the period from September 12 to December 31, 1994.



                                                   Think & Co., C.P.A.s
                                                   June 4, 1996